UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 9, 2005

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

            001-16503                                  98-0352587
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    (Commission File Number)               (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officer


(b)&(c) Willis Group Holdings Limited has announced the appointment of Patrick Regan as Chief Financial Officer. Mr. Regan, aged 39 years, is a member of the Institute of Chartered Accountants of England and Wales. He joins Willis from Royal & Sun Alliance, where he has served as Group Financial Controller for the last two years. Prior to his tenure with Royal & Sun Alliance, Mr. Regan served Axa Insurance as the Finance Director of its UK General Insurance Business. Before joining Axa, he served as Global Controller for the Consumer Finance Division of GE Capital in Stamford, Connecticut.

          Pursuant to his Employment Agreement Mr. Regan will be paid an annual base salary of (pound)265,000 and will be eligible to receive annual incentive compensation and pension and other employee benefits commensurate with other Willis senior officers. Mr. Regan will participate in the Company's share programs. Mr. Regan's Employment Agreement also contains certain standard provisions relating to termination of employment and other matters.

          Mr. Regan will report to Thomas Colraine, Vice Chairman, Co-Chief Operating Officer and presently Chief Financial Officer, to ensure continuity in our financial operations. Mr. Colraine will hand over his role as Chief Financial Officer after year-end 2005.



Item 9.01.      Financial Statements and Exhibits.

       (c)      Exhibits.

       10.28 Offer Letter dated August 11, 2005, between Willis Limited and Patrick Regan

       10.29 Employment Agreement dated August 19, 2005, between Willis Limited and Patrick Regan


       99.1     Press Release of Willis dated November 2, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WILLIS GROUP HOLDINGS LIMITED


Date: November 9, 2005                  By: /s/ William P. Bowden, Jr.
                                            --------------------------
                                        Name: William P. Bowden, Jr.
                                        Title: General Counsel